UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2018

Allegiant Travel Company
_______________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 N. Town Center Drive, Las Vegas, NV		89144
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 851-7300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Section 5    Corporate Governance and Management

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Stockholders of the Company was held on June 28, 2018. The following proposals were voted on with the results indicated below:

1. Election of a Board of Directors of six members to hold office until the next Annual Meeting of Stockholders or until their respective successors have been elected or appointed.

	Votes For	Votes Withheld	Abstain

Maurice J. Gallagher, Jr.	14,944,458	103,964	24,711

Montie Brewer	14,915,424	132,305	25,404

Gary Ellmer	14,879,069	168,860	25,204

Linda A. Marvin	14,881,111	166,753	25,269

Charles Pollard	14,936,343	111,585	25,205

John Redmond	14,547,387	500,834	24,912

There were 733,464 broker non-votes with respect to the election of Directors.

2.  Advisory vote approving executive compensation (proposal approved):

Votes For:	14,207,412
Votes Against:	829,914
Votes Abstaining:	35,807
Broker Non-votes:	733,464

3. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 (proposal ratified):

Votes For:	15,741,893
Votes Against:	38,604
Votes Abstaining:	26,100
Broker Non-votes:	None

4. Stockholder proposal to adopt specific proxy access rules (proposal rejected):

Votes For:	5,702,476
Votes Against:	9,329,126
Votes Abstaining:	41,531
Broker Non-votes:	733,464

Section 7       Regulation FD

Item 7.01             Regulation FD.

The Company has announced it has entered into a contract to purchase the Kingsway Country Club in Lake Suzy, Florida. The closing of the transaction is scheduled for August 2018 and is subject to customary closing conditions. The golf course is located within a short distance of the Company’s Sunseeker Resorts site and will be operated in conjunction with the resort once opened. In the meantime, the Company intends to continue to run the golf course as a separate business.

Forward-Looking Statements: Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements in the Exhibit to this Current Report on Form 8-K that are not historical facts are forward-looking statements. These forward-looking statements are only estimates or predictions based on our management's beliefs and assumptions and on information currently available to our management. Forward-looking statements include our statements regarding the closing and operation of the Kingsway Country Club.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in the forward-looking statements. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2018	ALLEGIANT TRAVEL COMPANY

	By:	/s/ Scott Sheldon
	Name:	Scott Sheldon
	Title:	Chief Financial Officer